SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): August 12, 2004

                       RAPTOR NETWORKS TECHNOLOGY, INC.

            (Exact Name of Registrant as Specified in its Charter)

         Colorado                   333-74846              84-1573852
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(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
      Incorporation)                                   Identification Number)

1241 E. Dyer Road, Suite 150, Santa Ana, CA                 92705
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(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:       (949) 623-9305
                                                          ---------------


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(Former Name or Former Address, If Changed Since Last Report)   (Zip Code)



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Item 5.    Other Events and Regulation FD Disclosure
-----------------------------------------------------

On August 13, 2004, the Company modified the terms of its outstanding issued " Series A" and "Series C" Warrants to Purchase shares of its Common Stock to reduce the option exercise, or strike price, to $1.25 per share.

In addition, the Registrant modified the terms of its SERIES A warrants to extend the exercise period to and through expiration at 6:00 p.m. on September 30, 2004.



New Distribution Agreement

On August 12, 2004, the Company reached a distribution agreement with SYNNEX Corporation, a worldwide information technology supply and services company, to distribute its ETHER-RAPTOR switches and interface cards to value-added resellers ("VARs") on a national basis.

The Company's Ether-Raptor ER-1010 is a 24 port Gigabit Ethernet Layer 2/3/4 switch with up to 6 ports of 10 Gigabit Ethernet. The ER-1010 also supports RAST (Raptor Adaptive Switch Technology) on all 6 of its 10 Gigabit Ports. RAST allows a switch fabric to be separated into multiple sites and inter-connected (at up to 40 Gigabits) using a special inter-fabric communication system so these sites can be up to 10 Km apart with the entire cluster of switch units acts as a single switch system. These inter-fabric links provide a unique redundant "distributed switch fabric" solution that raises High Availability networking to a new paradigm.

The Raptor Network Interface Card is a 2, 4 or 6 port Gigabit Ethernet NIC card with partial TCP Offload Engine, and a powerful RISC processor to enable high performance servers to increase throughput to the network and provide very high levels of redundancy using industry standard IEEE802.3ad (link aggregation) to provide very high speed recovery (almost instantaneous) over multiple hardware platforms which can be geographically separated. The Partial TOE allows the processor to process network traffic more efficiently with fewer processor cycles used in processing the traffic.

The Company regards it's new distribution agreement with SYNNEX as the establishment of a strong distribution partner with a reputation for delivery of solutions and products with great velocity and efficiency. The Company views the agreement as an exceptional fit in that SYNNEX is focused in the networking, communications, storage and emerging technology market place. New Raptor resellers will be able to incorporate our Ether product offering by utilizing a number of reseller support programs which are offered through SYNNEX, including customized marketing services, GSA scheduled support and leasing programs. The Company is looking forward to an excellent working relationship with its new distribution partner.




[Rest of Page Intentionally Blank. Signature on Following Page.]



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                                 SIGNATURE
                                 ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RAPTOR NETWORKS TECHNOLOGY, INC.




Date: August 16, 2004            By: /s/ Bob Van Leyen
                                     -----------------------------------
                                     Bob Van Leyen
                                     Secretary/Chief Financial Officer



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